Business Update March 9-11, 2015 EXHIBIT 99.1

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC, CFTC, EPA and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Retail Access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short- term natural gas storage markets impacting third-party storage revenues; volatility in commodity markets; deviations in weather and related risks impacting the results of our energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric or gas distribution, storage or generation facility; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2014 Forms 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Overview • Long-Term Growth Update – Utilities – Non-Utilities • Financial Update • Summary 3

DTE Energy is a national energy company with deep Michigan roots 4 DTE Gas DTE Electric Headquarters • DTE Energy is a Fortune 300 company • Market cap currently ~$14 billion • Two utilities serving Michigan • DTE Electric (founded 1886) • DTE Gas (founded 1849) • Non-utility businesses with operations in nearly 20 states as well as Canada • 2.1 million electric customers in Michigan • 1.2 million gas customers in Michigan • Approximately 10,000 employees • DTE is one of the top contributors to Michigan’s economy Our Businesses Our Michigan Presence

DTE Energy’s growth is driven by strong, stable utilities and complementary non-utility businesses DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Fully Regulated by Michigan Public Service Commission Gas Storage & Pipelines Transport and store natural gas Power & Industrial Projects Own and operate energy related assets Energy Trading Generate economic value and provide strategic benefits DTE’s earnings are ~95% regulated or contracted, consisting of electric and gas utilities, FERC regulated pipelines and long-term contracted energy projects ~80% of total earnings ~20% of total earnings 5

5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet Our business strategy is fundamental to how we create value for our investors  Utility growth plan driven by infrastructure investments  Strategic, transparent, low-risk growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Operational excellence and customer satisfaction that are distinctive in our industry  Strong BBB credit rating; grow dividends with earnings 6

We will invest over $11 billion in capital projects to drive growth through 2019 (billions) 7 ~$11.2 – $11.8 $0.6 – $0.8 $1.5 – $1.9 $1.6 $7.5 Power & Industrial Projects Gas Storage & Pipelines DTE Gas DTE Electric On-site energy, cogeneration Gathering investments, NEXUS, additional pipeline expansions Base investments, infrastructure renewal, NEXUS related Base infrastructure, new generation, environmental

* Reconciliation to GAAP reported earnings included in the appendix (dollars per share) We remain committed to delivering 5% to 6% operating EPS* growth $3.33 $3.64 $3.75 $3.94 $4.09 $4.60 $4.60 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 EPS Dividend Actuals Forecast Operating EPS* 6.7% CAGR 2009 – 2014 Dividend per share 5.4% CAGR 2009 – 2014 (Annualized) Guidance midpoint 8

Our strong earnings growth opportunities coupled with our contingency planning gives us confidence in our ability to deliver 5% to 6% operating EPS* growth Utility Earnings Growth Non-Utility Earnings Growth DTE Earnings Growth Share Dilution Contingency DTE EPS Growth Non-Utilities 5% - 7% 5% - 6% Utilities * Reconciliation to GAAP reported earnings included in the appendix 10% - 15% 7% - 8% Operating Earnings Growth Operating EPS Growth 9

DTE has consistently delivered total shareholder return above the peer average * As of January 30, 2015 Source: Thomson Reuters DTE Energy’s Total Shareholder Return* Percentile Ranking Among S&P 500 Utilities 4th Quartile 3rd Quartile 2nd Quartile 1st Quartile 70% 87% 87% 1 YR 3 YR 5 YR 10

DTE Energy has achieved “Highest in Customer Satisfaction With Business and Large Residential Natural Gas Service Providers in the Midwest”* J.D. Power Gas Utility Residential Gas Customer Satisfaction Ranking Midwest Region: Large Segment 2007 2012 2013 2014 R es id e n ti a l J.D. Power Gas Utility Business Gas Customer Satisfaction Ranking Midwest Region 2015 B u s in es s * DTE Energy received the highest numerical score in the Midwest in the proprietary J.D. Power 2014 Gas Utility Residential Customer Satisfaction StudySM (large providers) and 2015 Gas Utility Business Customer Satisfaction StudySM. Business based on 9,243 online interviews ranking 20 Midwest providers. Residential based on 69,806 online interviews ranking 17 large Midwest providers. Proprietary study results are based on experiences and perceptions of residential customers surveyed 9/13-12/14 and businesses surveyed 4/14-7/14 and 8/14-12/14. Your experiences may vary. Visit jdpower.com. 2014 2007 11

Michigan’s economy has been revitalized and the City of Detroit is continuing its economic rebirth 12 Unemployment rate in Michigan lowest since 2002 Michigan improved 8 spots in state ranking of growth in Real Gross Domestic Product* Detroit metro area ranks 8th in the U.S. for number of new or expansion projects** Detroit Mayor Mike Duggan is focused on improving city services, education and information technology * Source: State of Michigan website (2013 ranking vs. 2012 ranking) ** Source: Site Selection magazine, March 2015

Michigan Energy policy Michigan’s return to economic health allows the state to focus on beneficial energy policy changes Constructive regulatory environment Michigan Public Service Commission 13 Michigan’s Energy Leaders Senator Mike Nofs Representative Aric Nesbitt Valerie Brader “I am calling for the creation of an Agency on Energy… …we can all work together to come up with better policies.” From Governor Snyder’s State of the State address, January 20, 2015

• Overview • Long-Term Growth Update – Utilities – Non-Utilities • Financial Update • Summary 14

Federal and state policy will lead to transformation of our generation mix by replacing coal with natural gas and renewables 15 DTE Electric Generation Output 2014 2030 Scenario* Gas / Renewables Coal Nuclear / other ~70% ~30% ~50% ~20% ~20% ~10% * Ultimate timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies EPA Policy

Our electric utility is investing $7.5 billion in three key areas through 2019 $5.7 billion Distribution infrastructure renewal Power plant reliability Compliance Gas plant acquisition Generation asset base renewal $1.4 billion $400 million $7.5 billion Targeting 5% - 6% growth Base Infrastructure New Generation Environmental Total 16

Generation replacement will significantly increase DTE Electric’s investment over the next 10 years DTE Electric Total Investment ~$7.5 ~$9.0 2015-2019 2020-2024 ~$6.0 2010-2014 New generation investment (billions) 17

Our gas utility is making $1.6 billion of reliability and infrastructure investments through 2019 Strengthen and expand infrastructure Main renewal, meter move-out and pipeline integrity Compression Targeting 7% - 8% growth Base Infrastructure Infrastructure Renewal Nexus Related Total $825 million $600 million $125 million ~$1.6 billion 18

Expanding to 160 miles per year by 2018 would reduce our planned main replacement cycle by approximately half ~$80 Investment* (millions) Miles ~80 miles ~$130 ~160 miles Key Components of Expanded Infrastructure Recovery Mechanism (IRM) Filing**  Increase annual investment ~$50 million beginning January 2016  Ramp up to 160 miles of annual main replacement begins in 2016  Proposed surcharge to begin July 2016 Current Gas Renewal Plan (50 years) Proposed Gas Renewal Plan (25 years) Investment* (millions) Miles * Infrastructure recovery mechanism consists of main replacement, meter move-out and pipeline integrity ** Main replacement application filed with the MPSC on November 12, 2014 19

$ * Includes ~$300 million surcharge reduction for renewable energy, power supply cost recovery (PSCR) and choice incentive mechanism implemented 1Q 2014 and net reduction of ~$300 million due to elimination of securitization surcharge and PSCR increase in 1Q 2015 As we continue to grow, we are focusing on minimizing the customer rate impact Target annualized rate increases in low single digits 20 $ Capital Investments Cost Inflation Upward pressure Continuous Improvement Surcharge Reductions Revised Business Rates Load Growth Downward pressure DTE Electric $600 million* surcharge reductions Revised business cost of service rates 2015 general rate case DTE Gas  Infrastructure Recovery Mechanism Expansion Targeting to file rate case 2016/2017

DTE’s continuous improvement capability has enabled us to lead the industry in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense 70% DTE 0% Avg. 25% 71% DTE -6% Avg. 13% 2008 to 2013 Change in O&M Costs Electric Industry Peers* Gas Industry Peers** 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Successfully offset ~$300 million of inflation from 2008 to 2013 21

• Overview • Long-Term Growth Update – Utilities – Non-Utilities • Financial Update • Summary 22

Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms DTE Gas DTE Storage Proposed NEXUS Pipeline Marcellus Shale Bluestone Pipeline Utica Shale Michigan Gathering 23 Bluestone Gathering System

The Gas Storage & Pipelines business growth strategy leverages existing and new assets Understand and anticipate opportunities in new resource plays Pipeline Platform Gathering Platform Storage Platform Leverage existing foundational assets and build out incremental projects Develop greenfield pipes in partnership with peer energy companies Use relationships in utility industry to develop demand for investments 24

Pipeline Platform Gathering Platform Storage Platform 25 Gas Storage & Pipelines platforms drive growth through new projects and expansions Bluestone Pipeline • 0.8 Bcf/d capacity (bi-directional); planned expansions of 0.2 Bcf/d Millennium Pipeline • 0.8 Bcf/d to Ramapo, NY; 0.2 – 0.5 Bcf future expansion (planning phase) post 2017 Vector Pipeline • 1.3 Bcf/d capacity; 15+ year transport contracts NEXUS Pipeline • Expected in-service 2017 Bluestone Gathering • Long-term agreement with Southwestern in Marcellus shale Michigan Gathering • Lateral additions ongoing New Developments • Working with interested parties in Marcellus, Utica and Michigan shales Michigan Storage • 91 Bcf of working capacity • Strategically located between Chicago and Dawn trading hubs

The NEXUS project has reached major milestones • ~250 mile pipeline to provide natural gas from Marcellus and Utica shales to Michigan, Ohio, Chicago and Ontario • 1.5 Bcf/d capacity; DTE’s expected investment is ~$700 million • Agreements executed with LDCs and several key shippers; additional discussions underway • Interconnect agreements reached with DTE Gas, Vector Pipeline and Texas Eastern • FERC prefiling submitted; engaged engineering and construction contractor; public outreach activities underway 2014 2015 2016 2017 2018 FERC approval process Right of way, field work, design, planning Construction Commercial operation FERC prefiling YE 2014 In service 4Q 2017 26

Gas Storage & Pipelines’ operating earnings* potential is $145 million by 2019 2013A 2014A 2015E 2016E 2017E 2018E 2019E * Reconciliation to GAAP reported earnings included in the appendix Pipeline Platform** Gathering Platform Storage Platform New Project Development (Other gathering and pipeline expansions) $1.0 - $1.3 billion investment ~$145 $70 $45 $20 $10 $1.5 - $1.9 billion investment 2015-2019 ** Includes Nexus at 33% ownership 10% - 15% CAGR $70 $82 $80 - $88 (millions) 27

Power & Industrial Projects is focused in three key business lines across the country Industrial Energy Services Renewable Energy Reduced Emissions Fuel 28

• Projects reduce emissions from coal-fired plants • Negotiations underway on relocation of 9th unit • Utility contracted • 9 units, 6 states • On-site energy and utility services for industrial, commercial and institutional customers • Coke and pulverized coal for steel customers • Several cogeneration projects currently under development • 36 projects, 11 states • Wood-fired power plants • Landfill gas to energy projects • Near term growth from expanded renewable output • Primarily utility contracted • 26 projects, 11 states Industrial Energy Services Renewable Energy Reduced Emissions Fuel 29 Power & Industrial Projects is pursuing new opportunities in each business line in order to achieve growth aspirations

Power & Industrial Projects is targeting $145 million of operating earnings* by 2019 through growth in each of its business lines 2013A 2014A 2015E 2016E 2017E 2018E 2019E ~$145 $35 $70 $85 ($65) $20 $70 New Project Development / Acquisitions Renewable Energy Reduced Emissions Fuel Industrial Energy Services Corporate allocations, interest, overheads $90 $600 - $800 million investment 2015-2019 * Reconciliation to GAAP reported earnings included in the appendix $90 - $100 (millions) 10% - 15% CAGR 30

• Overview • Long-Term Growth Update – Utilities – Non-Utilities • Financial Update • Summary 31

2015 operating EPS* guidance reflects a return to normal weather and targeted growth rate Drivers (millions, except EPS) 2015 Guidance 2014 Actuals* 32 * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Return to normal weather, rate increase DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $554 - $570 128 - 134 80 - 88 90 - 100 (50) - (46) $802 - $846 $4.48 - $4.72 $0 $802 - $846 179 $4.48 - $4.72 Return to normal weather, IRM, lower O&M Pipeline earnings $528 140 82 90 (44) $796 $4.48 $20 $816 177 $4.60 Renewable earnings

* Reconciliation to GAAP reported earnings included in the appendix Growth segments provide 5.5% EPS growth with normal weather (per share) 33 2014 Growth Segment Operating EPS* Weather Utility Performance Non-Utility Performance 2015 Growth Segments Operating EPS* Guidance Midpoint $4.48 ($0.12) $0.20 $0.04 $4.60 5.5%

2015 Cash Flow and Capital Expenditure Guidance (billions) 34 Capital Expenditures Summary Cash Flow Summary (millions) 2014 2015 Actual Guidance Cash From Operations $1.8 $1.7 Capital Sending (2.1) (2.6) Free Cash Flow ($0.3) ($0.9) Asset Sales & Other - 0.1 Dividends (0.5) (0.5) Net Cash ($0.8) ($1.3) Debt Financing: Issuances $2.0 $1.6 Redemptions (1.2) (0.3) Change in Debt $0.8 $1.3 2014 2015 Actual Guidance DTE Electric Operational $1,187 $1,270 Environmental 169 100 205 450 $1,561 $1,820 DTE Gas Operational $143 $200 81 80 $224 $280 Non-Utility $309 $400 - $500 Total $2,094 $2,500 - $2,600 Move-out / Pipeline Integrity Renewable Energy / New Generation

Leverage* 49% 51% 23% 25% Strong balance sheet remains a key priority and supports growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50% - 53% Target 20% - 22% 5 • Achieved target of zero equity issuance in 2014 – Targeting $200 million of equity issuance in 2015 and $800 to $900 million 2015 - 2017 • $1.5 billion of available liquidity as of December 31, 2014 • Refinanced over $1 billion of debt in 2014 – Reduced interest expense by more than $100 million since 2010 • Target strong BBB credit rating and “excellent” business risk profile rating ** Funds from Operations (FFO) is calculated using operating earnings 35 2014 2015E 51% 53% 2014 2015E 25% 21

• Overview • Long-Term Growth Update – Utilities – Non-Utilities • Financial Update • Summary 36

Summary * Reconciliation to GAAP reported earnings included in the appendix 37 • Long term plan supports 5% to 6% targeted operating EPS* growth ‒ 2015 growth segment guidance midpoint of $4.60 provides 5.5% EPS* growth over 2014, with normal weather ‒ Grow dividends in line with earnings ‒ Exceeded our operating EPS* growth target with historical growth of nearly 7% • Meaningful investment opportunities drive continued growth at the non-utility businesses • Utility distribution investments and generation replacement are key growth drivers • Constructive state policy, coupled with a focus on operational excellence and strong customer satisfaction provide a foundational basis for utility investment

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors +1 (313) 235-8030 38

Appendix

DTE Energy 2014 Operating Earnings* Variance * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Drivers (millions, except EPS) 2014 Change 2013 DTE Electric • Revenue decoupling mechanism amortization and lower O&M DTE Gas • Colder winter weather offset by higher O&M Non-Utility • Gas Storage & Pipelines driven by higher pipeline and gathering earnings, partially offset by accounting change • Power & Industrial Projects higher primarily due to Reduced Emissions Fuel earnings Energy Trading • Recognition of stronger economic performance DTE Electric 484$ 528$ 44$ DTE Gas 143 140 (3) Gas Storage & Pipelines 70 82 12 Power & Industrial Projects 70 90 20 Corporate & Other (44) (44) - Growth segments** 723$ 796$ 73$ Growth segments operating EPS 4.11$ 4.48$ 0.37$ Energy Trading (3)$ 20$ 23$ DTE Energy 720$ 816$ 96$ Operating EPS 4.09$ 4.60$ 0.51$ Avg. Shares Outstanding 175 177 40

DTE Electric has delivered consistent growth 41 Operating Earnings* $380 $528 2009 2014 2015E $793 $1,561 $1,820 2009 2014 2015E (millions) $9.4 $12.4 2009 2013 2014E ~$13.4 $554 - $570 ~46,200 ~48,400 ~47,800 2009 2013 2014 ** Temperature normalized; sales exclude wholesale contract terminated in Dec 2011 Capital Expenditures (millions) Rate Base (billions) Total Electric Sales** (GWh) * Reconciliation to GAAP reported earnings included in the appendix

DTE Electric plans $7.5 billion of investments over the next 5 years 2014A 2015E 2016E 2017E 2018E 2019E Base New Generation Other Projects* Environmental Distribution Reliability 2015E - 2019E Total ~$13.4B ~$17.5B YE Rate Base** $595M ~$820M Depreciation * Includes AMI, Ludington expansion and other investments ** Includes working capital; 2014 estimated $1,561 $1,820 $1,300 $1,460 $1,460 $1,460 $400 $900 $1,400 $3,600 $7,500 $1,200 (millions) 42

DTE Electric has built or contracted for approximately 900MWs of renewable energy since 2009 43 • 10% of retail sales from renewables by 2015 • 50/50 ownership construct • New capacity requirements Michigan’s RPS Stoney Corners Wind Tuscola Bay Wind Brookfield Wind Big Turtle Wind Echo Wind Garden Peninsula Wind Eagle Valley Landfill Gas SolarCurrents Customer Owned Pilot L’Anse Warden Biomass Pheasant Run Wind Gratiot Wind Gratiot County Wind SolarCurrents Utility Owned Pilot Smiths Creek Landfill Gas Tuscola Wind II Sigel Wind McKinley Wind Minden Wind Wind Solar Landfill Gas Biomass DTE Electric Owned Projects Third Party Owned Projects

DTE Gas has delivered consistent growth 44 Operating Earnings* $80 $140 2009 2014 2015E $167 $224 ~$280 2009 2014 2015E (millions) Capital Expenditures $2.5 $2.9 ~$3.1 2009 2013 2014E Rate Base (millions) (billions) $128 - $134 Total Gas Sales 259 282 302 2009 2013 2014 (Bcf) * Reconciliation to GAAP reported earnings included in the appendix

DTE Gas plans nearly $1.6 billion of investments over the next 5 years 2014A 2015E 2016E 2017E 2018E 2019E 2015E - 2019E Total Base Gas Renewal NEXUS related $224 $280 $350 $360 $280 $280 $1,550 $125 $600 $825 ~$3.1B ~$4.4B - $4.5B YE Rate Base* $99M ~$130M Depreciation * Includes working capital; 2014 estimated (millions) 45

DTE Gas • Filed expanded Infrastructure Recovery Mechanism (IRM) 2015 • Filed cost of service rates and general rate case DTE Electric 2014 2016+ • Revised business cost of service rates 2Q • Self implement general rates 3Q • Final rate order 4Q • Periodic rate cases • IRM review and ruling • Begin expanded IRM 1Q 2016 • Expect rate case filing 2016/2017 Utility regulatory timeline 46

Energy regulation passed in 2008 established a more constructive regulatory environment 47 Key components of the 2008 Energy Legislation Regulatory Structures Fully Regulated Fully Deregulated Michigan Regulatory Structure Changes • File & Use Rates with 6 month self- implementation • Final order in 12 months • Forward-looking test year • 10% switching cap • Certificate of Need for large capital projects Renewables and Energy Efficiency • Set a 10% renewable portfolio standard (RPS) to be achieved by 2015 • Established energy efficiency targets and funding for the state

DTE filed its electric rate case in December 2014 Plant additions Working capital O&M Sales / revenues Return and capital structure Other (millions) Electric Base Rate Increase Total rate increase • First electric general rate case in over 4 years • Anticipate self- implementation on or after July 1, 2015 • MPSC order expected by December 2015 • ROE request of 10.75% $414 $61 $21 $(34) $(96) $4 $370 48

Increase in filed electric rates are offset by surcharge reductions and securitization roll off Residential Commercial Large Industrial 2015 general rates and cost of service implementation 2014 surcharge reductions and 2015 securitization roll-off Total rate change from 2013 (%) New rates Offsets Impact New rates Offsets Impact New rates Offsets Impact Total percent rate change from 2013 ~3% ~(7%) ~(18%) Since 2013… Commercial and large industrial customers have seen overall rate reductions Residential annual average rate increase of ~1.5% is less than inflation 49

Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Future Expansion (planning phase) 0.2 - 0.5 2017 + Total Planned Capacity 1.0 - 1.3 Bluestone Pipeline (bi-directional)* 0.8 Expansion #2 0.1 2Q 2015 Expansion #3 0.1 2Q 2016 Total Planned Capacity 1.0 Vector Pipeline** 1.3 Proposed NEXUS Pipeline 1.5 2017 * Includes 0.2 Bcf expansion which was completed in 2014 50 ** Expiring capacity fully recontracted through Q4 2014 open season process

Michigan economic indicators highlight continued growth over the next few years 7.1% 13.4% 8.8% 7.4% 6.6% 6.3% 6.1% 6.0% 2007 2009 2013 2014 2015E 2016E 2017E 2018E 420 366 408 414 424 431 437 443 2007 2009 2013 2014E 2015E 2016E 2017E 2018E (billons) 2,295 1,144 2,433 2,242 2,479 2,604 2,746 2,817 2007 2009 2013 2014 2015E 2016E 2017E 2018E (000s) 18.7 6.8 15.2 15.7 17.7 20.1 22.8 23.8 2007 2009 2013 2014 2015E 2016E 2017E 2018E (000s) Gross State Product Increased Auto Production Lower Unemployment Rate Housing Starts Up Source: IHS 51

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income 52 (millions, after-tax) Operating Earnings* $61 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs Realized Unrealized O&M / Other ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized mark-to-market changes of certain derivative contracts primarily in our Gas Structured strategy 2013 2014 $70 2 (51) (52) ($3) $20 (13) (millions) Accounting Adjustments** 2014 Operating Earnings* $20 2014 Economic Net Income Accounting Adjustments** 2013 Operating Earnings* 2013 Economic Net Income $37 $57 ($3) $24 $21

2014 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 528$ 140$ 82$ 90$ (57)$ 783$ 122$ 905$ Investment impairment - - - - 5 5 - 5 NY state tax law change - - - - 8 8 - 8 Certain mark-to-market transactions - - - - - - (102) (102) Operating Earnings 528$ 140$ 82$ 90$ (44)$ 796$ 20$ 816$ Net Income (millions) 2014 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 2.98$ 0.79$ 0.46$ 0.51$ (0.33)$ 4.41$ 0.69$ 5.10$ Investment impairment - - - - 0.03 0.03 - 0.03 NY state tax law change - - - - 0.04 0.04 - 0.04 Certain mark-to-market transactions - - - - - - (0.57) (0.57) Operating Earnings 2.98$ 0.79$ 0.46$ 0.51$ (0.26)$ 4.48$ 0.12$ 4.60$ EPS Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term “Growth Segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to g nerate earnings growth going forward. 2014 Reconciliation of Reported to Operating Earnings 53

2013 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 484$ 143$ 70$ 66$ (44)$ 719$ (58)$ 661$ Asset impairment - - - 4 - 4 - 4 Certain mark-to-market transactions - - - - - - 55 55 Operating Earnings 484$ 143$ 70$ 70$ (44)$ 723$ (3)$ 720$ Net Income (millions) 2013 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 2.76$ 0.80$ 0.40$ 0.38$ (0.25)$ 4.09$ (0.33)$ 3.76$ Asset impairment - - - 0.02 - 0.02 - 0.02 Certain mark-to-market transactions - - - - - - 0.31 0.31 Operating Earnings 2.76$ 0.80$ 0.40$ 0.40$ (0.25)$ 4.11$ (0.02)$ 4.09$ EPS Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term “Growth Segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. 2013 Reconciliation of Reported to Operating Earnings 54

2009 – 2014 Full Year Reconciliation of Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2009 2010 2011 2012 2013 2014 2009 2010 2011 2012 2013 2014 DTE Energy Report Earnings 532$ 630$ 711$ 610$ 661$ 905$ 3.24$ 3.74$ 4.18$ 3.55$ 3.76$ 5.10$ DTE Electric Chrysler bad debt 4 - - - - - 0.02 - - - - - Settlement with Detroit Thermal - (3) - - - - - (0.02) - - - - Fermi 1 asset retirement obligation - - 9 - - - - - 0.05 - - - DTE Gas Performance excellence process - (20) - - - - - (0.12) - - - - Gas Storage & Pipelines - - - - - - - - - - - - Power & Industrial Projects Chrysler bad debt 1 - - - - - 0.01 - - - - - General Motors bad debt 3 - - - - - 0.02 - - - - - Coke oven gas settlement - - - 7 - - - - - 0.04 - - Chicago Fuels terminal sale - - - 2 - - - - - 0.01 - - Pet coke mill impairment - - - 1 - - - - - 0.01 - - Asset impairment - - - - 4 - - - - - 0.02 - Energy Trading Certain mark-to-market transactions - - - - 55 (102) - - - - 0.31 (0.57) Corporate & Other Antrim hedge 3 - - - - - 0.01 - - - - - Michigan corporate income tax adj. - - (87) - - - - - (0.50) - - - Investment impairment - - - - - 5 - - - - - 0.03 NY state tax law change - - - - - 8 - - - - - 0.04 Unconventional Gas Discontinued operations 6 8 3 56 - - 0.03 0.04 0.02 0.33 - - DTE Energy Operating Earnings 549$ 615$ 636$ 676$ 720$ 816$ 3.33$ 3.64$ 3.75$ 3.94$ 4.09$ 4.60$ 55

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2009 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 56